Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2023
Revenue from Contracts with Customers
Revenue from Contracts with Customers

Note 4 - Revenue from Contracts with Customers

	Three Months Ended		Six Months Ended		Year Ended
	June 30,		June 30,		December 31,
(SEK in thousands)	2023	2022	2023	2022	2022
Type of goods or services
Product sales	260,631	63,627	447,571	81,590	375,515
Outlicensing of product	—	—	—	28,804	421,689
Royalty income	8,752	—	13,164	—	2,287
Performance of certain regulatory services	—	420	—	3,387	3,387
Total	269,383	64,047	460,735	113,781	802,879

Geographical markets
USA	259,239	63,627	444,931	81,590	372,247
Europe	10,144	420	15,804	3,387	143,955
Asia	—	—	—	28,804	286,677
Total	269,383	64,047	460,735	113,781	802,879

Net sales for the periods primarily originate from net sales of TARPEYO in the U.S, which amounted to SEK 259.2 million and SEK 63.6 million for the three months ended June 30, 2023 and 2022, respectively. For the six months ended June 30, 2023 and 2022, net sales from TARPEYO amounted to SEK 444.9 million and SEK 81.6 million, respectively. Royalty income from our partnership in Europe amounted to SEK 8.8 million for the three months ended June 30, 2023 and SEK 13.2 million for the six months ended June 30, 2023. No royalty income were recorded for the three and six months ended June 30, 2022. Further, for the six months ended June 30, 2022, net sales also consisted of the milestone fee from Everest Medicines for the extension of the license agreement for South Korea, which amounted to SEK 28.8 million.

The total liability for expected returns and rebates amounts to SEK 46.1 million and SEK 6.9 million as of June 30, 2023 and 2022, respectively, which are recognized in other current liabilities and accrued expenses and deferred revenue.